UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

PEMSTAR, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-31223	41-1771227
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3535 Technology Drive N.W., Rochester, Minnesota 55901

(Address of principal executive offices)

Registrant’s telephone number, including area code: (507) 288-6720

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) The following exhibit is being “furnished” in accordance with Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Ace, except as expressly set forth by specif reference in such filing:

99.1 Press Release, dated January 28, 2004, of Pemstar, Inc.

Item 12. Disclosure of Results of Operations and Financial Condition

The following information is being “furnished” in accordance with Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”),or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

On January 28, 2004, Pemstar, Inc. issued a press release which included financial results of its third quarter ended December 31, 2003 and guidance on the Company’s anticipated results of operations and financial condition for the fiscal quarter ended March 31, 2004. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

January 28, 2004	PEMSTAR, INC.

	By:	/s/ Greg S. Lea
Gregory S. Lea, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release, dated January 28, 2004, of Pemstar, Inc.